EXHIBIT 99.1


                                [MEDIALINK LOGO]

                                                           FOR IMMEDIATE RELEASE
                                                                     MAY 4, 2004


FOR MORE INFORMATION:
Richard Kellner
Group Vice President of Finance
Medialink Worldwide Incorporated
(212) 682-8300
IR@medialink.com


        MEDIALINK WORLDWIDE FIRST QUARTER 2004 REVENUE OF $10.6 MILLION,
                             WITHIN RECENT GUIDANCE

NEW YORK, MAY 4, 2004 -- Medialink Worldwide Incorporated (Nasdaq: MDLK), a global leader in providing news and media services for professional communicators, today announced that revenue for the first quarter ended March 31, 2004, was in line with the Company's recent guidance.

Revenue for the first quarter ended March 31, 2004, was $10.6 million compared to $11 million for the comparable period in 2003. Net loss for the first quarter of 2004 was $1 million, or 17 cents per share, compared to $678,000, or 11 cents per share in the same period in 2003. Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") was negative $435,000 compared to negative $150,000 in the same period in 2003. Operating cash flow, defined as EBITDA, excluding loss from Teletrax, and the impairment of investments in 2004, was $289,000 for the quarter ended March 31, 2004, compared to $407,000 in the same period in 2003. Medialink considers EBIDTA and Operating Cash Flow to be important financial indicators of the Company's operational strength, performance of its business and ability to service its line of credit, as well as to make new investments in its existing services.

"The public relations industry continued to show signs of a slow rebound during the quarter," said Laurence Moskowitz, Chairman, President and Chief Executive Officer. "While revenue was 3.6 percent below the comparable year ago quarter, we worked hard to manage costs including reducing costs at all units during this transitional period. We were pleased to be able to maintain our margins while positioning ourselves for future growth."

"Despite the sometimes challenging economic climate, we continued to invest in our business by building and opening a state-of-the-art radio studio in Hollywood to help serve our West Coast clients, particularly those in the entertainment industry, " Moskowitz said. "Our continuing commitment to quality was reflected in the numerous industry awards we realized this quarter, including six prestigious Telly Awards for clients such as Cigna, Levi's Best Fit Jeans and The College Board."

"We continued to develop key client relationships during the quarter entering into an innovative agreement with Allstate Insurance to produce and distribute regular weekly video segments," Moskowitz said, "We were also pleased that the company continued to make solid progress adding new contracts for Teletrax, our joint venture with Royal Philips Electronics of the Netherlands."

For the first quarter ended March 31, 2004, Teletrax recorded revenue, excluding Teletrax related equipment sales, of $269,000 compared to $92,000 for the comparable period in 2003. Teletrax direct costs for the first quarter of 2004, excluding direct costs of Teletrax related equipment sales, were $187,000 compared to $101,000 for the comparable period in 2003.

"We are pleased to see Teletrax adding major new clients for the network such as Universal Domestic Television, Tribune Entertainment and two clients in the advertising industry during the first quarter," commented J. Graeme McWhirter, Executive Vice President and Chief Financial Officer. "We were also pleased to be able to expand our network to exceed 100 television markets in the U.S.," he said. Effective April 1, the company will begin paying Philips a royalty on Teletrax revenues.

"It appears our principal client segments have shaken off the effects of the recession and are becoming more active," concluded Moskowitz. "For the second quarter ending June 30, 2004, we expect to report revenue in the range of $11.5
- $12 million, a sequential quarter-to-quarter increase of 8 to 13 percent."

Medialink will host a teleconference and a simultaneous webcast at 11 a.m. Eastern Time today to discuss the Company's first quarter financial results. To access the teleconference, please dial 1-800-613-4984 (domestic) or 1-706-643-7872 (international) or listen to it live via the Internet by accessing the Company's Web site (www.medialink.com).

ABOUT MEDIALINK:

Medialink (www.medialink.com) is a global leader in providing comprehensive and compelling multimedia communication solutions and services for more than 3,000 corporations and other organizations seeking to communicate news to their audiences through television, radio, print and the Internet. The company provides production and satellite distribution of video and audio news, multimedia web casting services, press release newswire distribution, photography production and digital distribution, and strategic corporate communications consulting. Medialink also provides media monitoring and analysis and public relations research to help clients determine return on investment from their communications efforts. Based in New York, Medialink has offices in major cities across the United States and an international hub in London.

For additional investor and financial information, please visit the Investor Relations section of the Company's Web site (www.medialink.com).

                                      # # #

With the exception of the historical information contained in the release, the matters described herein contain certain "forward-looking statements" that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release are not promises or guarantees and are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. We caution you not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Actual results may vary materially from those expressed or implied by the statements herein. Such statements may relate, among other things, to our ability to respond to economic changes and improve operational efficiency, the benefits of our products to be realized by our customers, or our plans, objectives, and expected financial and operating results. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances or using words such as: will, believe, anticipate, expect, could, may, estimate, project, plan, predict, intend or similar expressions that involve risk or uncertainty. These risks and uncertainties include, among other things, our recent history of losses, our ability to achieve or maintain profitability; worldwide economic weakness; geopolitical conditions and continued threats of terrorism; effectiveness of our cost reduction programs; our ability to develop new services and market acceptance of such services, such as Teletrax; the volume and importance of breaking news which can have the effect of crowding out the content we produce and deliver to broadcast outlets on behalf of our clients; our ability to develop new products and services that keep pace with technology; our ability to develop and maintain successful relationships with critical vendors; the potential negative effects of our international operations on the Company; future acquisitions or divestitures may adversely affect our operations and financial results; the absence of long term contracts with customers and vendors; and increased competition may have an adverse effect on pricing, revenues, gross margins and our customer base. More detailed information about these risk factors is set forth in filings by Medialink Worldwide Incorporated with the Securities and Exchange Commission, including the Company's registration statement, most recent quarterly report on Form 10-Q, most recent annual report on Form 10-K and other publicly available information regarding the Company. Medialink Worldwide Incorporated is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

                     (Please See Attached Financial Tables)

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
                          SUMMARY FINANCIAL INFORMATION
                      (In thousands except per share data)
                                   (unaudited)


                                                          FOR THE THREE MONTHS
                                                            ENDED MARCH 31,
                                                         ----------------------
                                                           2004           2003
                                                         --------      --------

Revenue                                                  $ 10,568      $ 10,960
Direct costs                                                3,278         3,549
                                                         ----------------------
   Gross profit                                             7,290         7,411

Selling, general and administrative costs                   7,941         8,000
Loss from Joint Venture                                        95           100
Impairment of investments                                     342            --
                                                         ----------------------
   Operating loss                                          (1,088)         (689)

Interest expense, net                                         (80)          (89)
                                                         ----------------------
   Net loss before income taxes                            (1,168)         (778)

Income tax benefit                                           (150)         (100)
                                                         ----------------------
   Net loss                                              $ (1,018)     $   (678)
                                                         ======================

   Basic and diluted loss per share                      $  (0.17)     $  (0.11)
   Basic and diluted weighted average
     shares outstanding                                     5,993         5,914

Supplemental financial information
EBITDA (a)                                               $   (435)     $   (150)
Depreciation and amortization                                 653           539

Operating cash flow (b)                                       289           407
Loss from Teletrax operations (net of
  $131,000 and $61,000, respectively, of
  depreciation and amortization)                              382           557

Revenue Detail
   Media Communications Services                            8,059         8,582
   Media Research Services                                  2,080         2,282
   Teletrax                                                   429            96

(a) EBITDA is defined as earnings before interest, taxes, depreciation and amortization

(b) Operating Cash Flow is defined as EBITDA, not including loss from Teletrax and impairment of investments

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
                          SUMMARY FINANCIAL INFORMATION
                                 (in thousands)

                                                                             MARCH 31,  DECEMBER 31,
                                                                               2004        2003
                                                                            ----------- ------------
                                                                            (UNAUDITED)  (AUDITED)
ASSETS
Current Assets:
   Cash and cash equivalents                                                  $ 2,484     $ 3,708
   Accounts receivable, net                                                     7,029       7,225
   Prepaid expenses and other current assets                                    2,944       2,183
   Prepaid and refundable income taxes                                            739         691
   Deferred tax assets
                                                                                  199         199
                                                                              -------     -------
       Total current assets                                                    13,395      14,006
                                                                              -------     -------

Property and equipment, net                                                     5,644       5,800

Goodwill, customer list and other intangibles, net                             13,274      13,294
Investment in joint venture                                                       271         365
Deferred tax assets                                                             1,980       1,805
Other assets                                                                    1,137       1,442
                                                                              -------     -------
       Total assets                                                           $35,701     $36,712
                                                                              =======     =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Current portion of obligations under capital leases and long term debt     $    93     $    96
   Borrowings on credit facility
                                                                                5,000       5,500
   Accounts payable and accrued liabilities                                     6,140       5,642
                                                                              -------     -------
       Total current liabilities                                               11,233      11,238
Obligations under capital leases, net of current portion                          142         173
Other long term liabilities                                                       433         503
                                                                              -------     -------
       Total liabilities                                                       11,808      11,914
                                                                              -------     -------

Stockholders' Equity                                                           23,893      24,798
                                                                              -------     -------
Total liabilities and stockholders' equity                                    $35,701     $36,712
                                                                              =======     =======

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                          FOR THE THREE MONTHS
                                                                             ENDED MARCH 31,
                                                                          --------------------
                                                                           2004          2003
                                                                          -------      -------

RECONCILIATION BETWEEN NET LOSS TO EBITDA AND OPERATING CASH FLOW

Net loss                                                                  $(1,018)     $  (678)

Depreciation and amortization                                                 653          539
Interest expense, net                                                          80           89
Income tax benefit                                                           (150)        (100)
                                                                          --------------------
EBITDA                                                                       (435)        (150)

Loss from Teletrax operations                                                 513          618
Depreciation included in Teletrax operations                                 (131)         (61)
Impairment of investments                                                     342           --
                                                                          --------------------
Operating cash flow                                                       $   289      $   407
                                                                          ====================

RECONCILIATION BETWEEN CASH FLOWS FROM OPERATING ACTIVITIES TO EBITDA
AND OPERATING CASH FLOW:

Net cash used in operating activities                                     $  (263)     $(1,351)
  Equity loss from joint venture                                              (95)        (100)
  Deferred income taxes                                                       175         (125)
  Impairment of investments                                                  (342)          --
  Changes in operating assets and liabilities                                 160        1,437
  Interest expense, net                                                        80           89
  Income tax benefit                                                         (150)        (100)
                                                                          --------------------
EBITDA                                                                       (435)        (150)

Loss from Teletrax operations                                                 513          618
Depreciation included in Teletrax operations                                 (131)         (61)
Impairment of investments                                                     342           --
                                                                          --------------------
Operating cash flow                                                       $   289      $   407
                                                                          ====================